SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PUBLIX SUPER MARKETS, INC.
                ----------------------------------------------
               (Name of Registrant as Specified in its Charter)

    ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
    5) Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ----------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------
    3) Filing Party:

    ----------------------------------------------------------------------------
    4) Date Filed:

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


                         PUBLIX SUPER MARKETS, INC.

         Corporate Office                      Mailing Address
        3300 Airport Road                       P.O. Box 407
     Lakeland, Florida 33811               Lakeland, Florida 33802
--------------------------------------------------------------------------------

              2004 Notice of Annual Meeting of Stockholders
                           to be held on May 11, 2004



To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Publix Super Markets, Inc., a Florida corporation (the "Company"), will be held at the corporate office of the Company, 3300 Airport Road, Lakeland, Florida, on Tuesday, May 11, 2004, at 9:30 a.m. for the following purposes:

      1. To elect a Board of Directors;

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please vote your shares by completing, signing, dating and promptly mailing the enclosed proxy card in the envelope provided.



By order of the Board of Directors,

/s/ John A. Attaway, Jr.
------------------------
John A. Attaway, Jr.
Secretary





Lakeland, Florida
March 3, 2004

2004 PROXY STATEMENT


GENERAL INFORMATION

This Proxy Statement is being mailed on or about April 8, 2004, to the stockholders of Publix Super Markets, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 11, 2004, or any adjournments thereof. The cost of the enclosed proxy is borne by the Company.

VOTING SECURITIES OUTSTANDING

As of March 3, 2004, there were 180,910,540 shares of common stock of the Company outstanding. Each share is entitled to one vote.

Only stockholders of record as of the close of business on March 3, 2004, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES

A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Company, at the corporate office of the Company, 3300 Airport Road, Lakeland, Florida 33811 or by mailing it to the Company at P.O. Box 407, Lakeland, Florida 33802-0407. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.

The proxy cards will be tabulated by employees of the Company. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. Directors will be elected by a plurality of the votes cast at the meeting in person or by proxy. A properly executed proxy marked "AUTHORITY WITHHELD" will not be voted for the election of directors (if the name of one or more directors is crossed out, the proxy will not be voted with respect to the director or directors indicated) and will not be counted in determining whether a plurality of votes exists. Any other matter submitted to a vote of the stockholders will be approved if the votes cast in favor of the matter are greater than the votes cast in opposition to the matter. A properly executed proxy where the authority to vote on any such other matter is marked "AUTHORITY WITHHELD" will be considered an abstention and will not be voted. The abstention will have the same effect as does a share that is not present or that is otherwise not voted.

ELECTION OF DIRECTORS

The Company's By-Laws specify that the Board of Directors shall not be less than three nor more than fifteen members. The exact number of directors shall be fixed by resolution of the then authorized number of directors. The Board of Directors has fixed the number of directors at ten members. The persons designated as nominees for election as a director are Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Mark C. Hollis, Sherrill
W. Hudson, Charles H. Jenkins, Jr., Howard M. Jenkins, E. Vane McClurg and Kelly
E. Norton. All nominees are currently directors of the Company. Management of the Company recommends a vote FOR all the nominees. The proxies will be voted FOR the election of the ten nominees unless the stockholder specifies otherwise.

The term of office of the directors will be until the next annual meeting or until their successors shall be elected and qualified. If one or more of the nominees become unable or unwilling to serve at the time of the meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee(s) designated by the Board of Directors or, if none, the size of the Board will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unavailable or unable to serve.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

The following information set forth for each of the nominees for election to the Board of Directors includes such person's principal occupation presently and during the last five years, other information, period of service as director of the Company and age.
--------------------------------------------------------------------------------

Carol          Carol  Jenkins  Barnett
Jenkins        Chairman  of the Board and  President  of  Publix  Super  Markets
Barnett        Charities, Inc.
(Photo)        Director since 1983. Age 47.


Hoyt R.        Hoyt R. Barnett
Barnett        Vice  Chairman of the Company and Trustee of the  Employee  Stock
(Photo)        Ownership Plan since December  1999.  Previously,  Vice Chairman,
               Trustee of the Profit  Sharing  Plan and Trustee of the  Employee
               Stock Ownership Plan to December 1999.
               Director since 1985.  Age 60.


Joan G.        Joan G. Buccino
Buccino        Professor of Economics  since 1991 for Florida  Southern  College
(Photo)        (Lakeland,  Florida).  Previously,  Chair of the  Social  Science
               Division  from  August  1997  to  August  2003.  Served  as  Vice
               President and Interim Dean of the College during 2001. Also has held the Dorotha C. Tanner Chair in Ethics in Business and
               Economics since 1994.
               Director since 2002.  Age 66.


William E.     William E. Crenshaw
Crenshaw       President of the Company.
(Photo)        Director since 1990.  Age 53.


Mark C.        Mark C. Hollis
Hollis         Vice Chairman of the Board of the Company from January 1996 until
(Photo)        retiring in January 1999.
               Director since 1974. Age 69.

Sherrill       Sherrill W. Hudson
W. Hudson      Managing Partner, Deloitte & Touche LLP, Miami, Florida from 1983
(Photo)        until  retiring  in  August  2002.  He  is  a  certified   public
               accountant  and  serves  on the  Audit  Committee  as  the  Audit
               Committee  financial expert. Also currently serving as a Director
               of  TECO   Energy,   Inc.,   The   Standard   Register   Company,
               SportsLine.com, Inc. and MasTec, Inc.
               Director since 2003.  Age 61.


Charles H.     Charles H. Jenkins, Jr.
Jenkins, Jr.   Chief   Executive   Officer  of  the  Company   since  May  2001.
(Photo)        Previously,  Chairman of the  Executive  Committee  to June 2000,
               Chairman of the Executive Committee and Chief Operating Officer to May 2001.
               Director since 1974.  Age 60.


Howard M.      Howard M. Jenkins
Jenkins        Chairman of the Board of the Company since May 2001.  Previously,
(Photo)        Chairman of the Board and Chief Executive Officer.
               Director since 1977.  Age 52.


E. Vane        E. Vane McClurg
McClurg        Attorney-at-law,  law firm of Hahn, McClurg,  Watson,  Griffith &
(Photo)        Bush.
               Director since 1988. Age 62.


Kelly E.       Kelly E. Norton
Norton         Independent   business   advisor  and   consultant.   Previously,
(Photo)        President and Chief Executive Officer of Florida Tile Industries,
               Inc. (formerly Sikes Corporation) from 1982 to 1994. Also served as a Director of Florida Tile Industries, Inc. from 1980 to 1990.
               Director since 2001.  Age 65.


Carol Jenkins Barnett and Howard M. Jenkins are siblings. Hoyt R. Barnett is the husband of Carol Jenkins Barnett and brother-in-law of Howard M. Jenkins. William E. Crenshaw is the nephew of Carol Jenkins Barnett and Howard M. Jenkins. Charles H. Jenkins, Jr. is the cousin of Carol Jenkins Barnett, Howard
M. Jenkins and William E. Crenshaw.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

MEETINGS

The Board of Directors held five meetings during 2003. All directors attended 100% of the Company's Board of Directors meetings held in 2003. In addition, directors maintained 100% attendance at all Board Committee meetings. The Company does not have a specific policy regarding director attendance at the Annual Meeting of Stockholders. However, meetings of the Board of Directors are scheduled in conjunction with the Annual Meeting of Stockholders to facilitate director attendance at the meeting. All directors attended the last Annual Meeting of Stockholders on May 13, 2003. During 2003, the Board of Directors consisted of Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Mark C. Hollis, Sherrill W. Hudson, Charles H. Jenkins, Jr., Howard M. Jenkins, Chairman, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton. The Board of Directors has determined that Joan G. Buccino, Sherrill W. Hudson and Kelly E. Norton are independent as defined by the rules of the New York Stock Exchange.

COMMITTEES

The Board of Directors had the following committees during 2003, each of which is described below: Executive, Compensation, Audit, Corporate Governance and Nominating.

The Executive Committee's primary responsibility is to act on behalf of the Board of Directors between meetings of the Board. During 2003, the Executive Committee held six meetings and consisted of Hoyt R. Barnett, William E. Crenshaw, Charles H. Jenkins, Jr., Chairman and Howard M. Jenkins.

The Compensation Committee has responsibility for reviewing and setting the salary and benefits structure of the Company with respect to its executive officers. During 2003, the Compensation Committee held four meetings. Prior to the Annual Meeting of Stockholders on May 13, 2003, the Compensation Committee held one meeting and consisted of Mark C. Hollis, Howard M. Jenkins, Chairman and Kelly E. Norton. Subsequent to the Annual Meeting of Stockholders on May 13, 2003, the Compensation Committee held three meetings and consisted of Joan G. Buccino, Sherrill W. Hudson and Kelly E. Norton, Chairman, all of whom are independent as defined by the rules of the New York Stock Exchange.

The Audit Committee has responsibility to the Board of Directors for assessing the processes related to the Company's risks and control environment, overseeing the financial reporting and evaluating the internal and independent audit processes. The Audit Committee operates pursuant to a written charter, a copy of which is attached. During 2003, the Audit Committee held five meetings. Prior to the Annual Meeting of Stockholders on May 13, 2003, the Audit Committee held three meetings and consisted of Joan G. Buccino, Mark C. Hollis, Sherrill W. Hudson, E. Vane McClurg and Kelly E. Norton, Chairman. Subsequent to the Annual Meeting of Stockholders on May 13, 2003, the Audit Committee held two meetings and consisted of Joan G. Buccino, Sherrill W. Hudson, Chairman and Kelly E. Norton, all of whom are independent as defined by Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the New York Stock Exchange. Mr. Hudson serves as the Audit Committee financial expert.

The Corporate Governance Committee has responsibility for reviewing and reporting to the Board of Directors on matters of corporate governance such as practices, policies and procedures affecting directors and the Board's operations and effectiveness. During 2003, the Corporate Governance Committee held eight meetings. Prior to the Annual Meeting of Stockholders on May 13, 2003, the Corporate Governance Committee held four meetings and consisted of Joan G. Buccino, Mark C. Hollis, E. Vane McClurg, Chairman and Kelly E. Norton. Subsequent to the Annual Meeting of Stockholders on May 13, 2003, the Corporate Governance Committee held four meetings and consisted of Joan G. Buccino, Sherrill W. Hudson, E. Vane McClurg, Chairman and Kelly E. Norton, a majority of whom are independent as defined by the rules of the New York Stock Exchange and all of whom are outside directors as defined by the Company's Corporate Governance Guidelines.

The Nominating Committee has responsibility for reviewing and reporting to the Board of Directors on matters of Board nominations. This includes reviewing potential candidates and proposing nominees to the Board of Directors. The Nominating Committee operates pursuant to a written charter, a copy of which is attached. During 2003, the Nominating Committee held two meetings. Prior to the Annual Meeting of Stockholders on May 13, 2003, the Nominating Committee held one meeting and consisted of Hoyt R. Barnett, Mark C. Hollis, Chairman, Howard
M. Jenkins and E. Vane McClurg. Subsequent to the Annual Meeting of Stockholders on May 13, 2003, the Nominating Committee held one meeting and consisted of Hoyt
R. Barnett, Chairman, Mark C. Hollis, Howard M. Jenkins and E. Vane McClurg. The Nominating Committee members are not independent as defined by the rules of the New York Stock Exchange. In the opinion of the Board, each Nominating Committee member has the ability to make objective decisions independent of the interests of management.

The Company has no specific policy regarding the consideration of any director candidates recommended by stockholders. However, the Nominating Committee considers suggestions for director candidates from several sources, including stockholders. In general, candidates must meet minimum qualifications for directors as set forth in the Company's Corporate Governance Guidelines. The candidates also must have any additional qualifications identified by the Nominating Committee as may be currently required to maintain the appropriate balance of knowledge, experience and expertise on the Board of Directors. Candidate suggestions, together with appropriate biographical information, should be sent to the Chairman of the Nominating Committee, c/o Secretary, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida, 33802-0407.

In evaluating candidates for the Board of Directors, the Nominating Committee considers that it is the Board of Directors' objective to maintain a balance of business experience in order to maximize the effectiveness of the Board of Directors. The Nominating Committee also considers the specific skills necessary for candidates to effectively participate on certain Board committees. The candidates should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. In addition, selection criteria may include, but not necessarily be limited to:

o     No conflict of interest;
o     Willingness to devote adequate time and effort to Board responsibilities;
o     Ability to work with current Board of Directors;
o     Ability to assess corporate strategy;
o     Willingness to provide management oversight;
o     Broad business experience, judgment and leadership;
o Significant years of management experience in a senior policy-making position;
o     Knowledge of the supermarket business or other retail business; and
o Knowledge of business trends, including, but not limited to, relevant regulatory affairs.

COMMUNICATION WITH DIRECTORS

Any stockholder or other party interested in communicating with the Board of Directors, as a group, or an individual member of the Board of Directors may do so by writing c/o Secretary, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida, 33802-0407. All communications to the Board of Directors or a specified individual director will be provided to the Board of Directors, or the specified individual director, at the next Board meeting following receipt of the communication. However, if the Secretary determines the nature of the communication requires the immediate attention of the Board of Directors or the specified individual director the communication will be provided as soon as reasonably possible.

COMPENSATION OF DIRECTORS

Non-employee directors receive a quarterly retainer of $10,000 for serving on the Board of Directors. Beginning in 2003, members of the Audit Committee also received an additional quarterly retainer of $2,500 for serving on the Audit Committee. The Company has a Non-Employee Directors Stock Purchase Plan for the benefit of eligible directors. Under the plan, non-employee directors may purchase shares of the Company's common stock at the current fair market value during specific time periods directly from the Company. The provisions of this plan are generally the same as the provisions of the Employee Stock Purchase Plan.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information about the shares of the Company's common stock beneficially owned as of March 3, 2004, by each of the Company's nominees for director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group. Additionally, the table includes the persons (including any group deemed a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be a beneficial owner of more than 5% of the Company's outstanding common stock.




                                 Number of Shares of Common
                                    Stock Beneficially                  Percent
Name of Beneficial Owner          Owned as of March 3, 2004 (1)         of Class
--------------------------------------------------------------------------------

Carol Jenkins Barnett                   9,951,543    (2)                  5.50

Hoyt R. Barnett                        57,535,839    (3)                 31.80

Joan G. Buccino                             2,290                          *

William E. Crenshaw                       593,515                          *

Mark C. Hollis                          1,347,538    (4)                   *

Sherrill W. Hudson                          1,500                          *

Charles H. Jenkins, Jr.                 1,604,870                          *

Howard M. Jenkins                       6,473,251    (5)                  3.58

E. Vane McClurg                         1,151,769    (6)                   *

Kelly E. Norton                             2,625                          *

James J. Lobinsky                          67,488    (7)                   *

David P. Phillips                          47,214                          *

Employee Stock Ownership Plan          56,269,636                        31.10

All directors and executive
    officers as a group (36)           85,598,757    (8)                 47.32

Nancy E. Jenkins                       11,606,389    (9)                  6.42



* Shares represent less than 1% of common stock.
Note references are explained on page 7.


(1) As used in the table on the preceding page, "beneficial ownership" means the sole or shared voting or investment power with respect to the Company's common stock. Unless otherwise indicated, the individual has sole voting and investment power with respect to the shares shown as beneficially owned. For participants in the Company's Employee Stock Ownership Plan
     (ESOP), holdings include shares allocated to their individual ESOP accounts, over which each participant exercises sole voting power and shared  investment  power.  In  accordance  with the  beneficial  ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity. The address for all beneficial owners is 3300 Airport Road, Lakeland, Florida 33811 with a mailing address of P.O. Box 407, Lakeland, Florida 33802-0407.

(2) Includes 1,164,382 shares of common stock which are also shown as beneficially owned by Carol Jenkins Barnett's husband, Hoyt R. Barnett, but excludes all other shares beneficially owned by Hoyt R. Barnett, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3) Hoyt R. Barnett is Trustee of the ESOP which is the record owner of 56,269,636 shares of common stock over which he has shared investment power. As Trustee, Hoyt R. Barnett exercises sole voting power over 920,908 shares in the ESOP because such shares have not been allocated to participants' accounts. For ESOP shares allocated to participants' accounts, Hoyt R. Barnett will vote the shares as instructed by participants. Additionally, Hoyt R. Barnett will vote the ESOP shares for which no instruction is received. Total shares beneficially owned include
     1,164,382 shares also shown as beneficially owned by his wife, Carol Jenkins Barnett, but exclude all other shares beneficially owned by Carol Jenkins Barnett, as to which Hoyt R. Barnett disclaims beneficial ownership.

(4) Mark C. Hollis has shared voting and investment power over these shares of common stock.

(5) Howard M. Jenkins has sole voting and investment power over 2,278,504 shares of common stock which are held directly, sole voting and investment power over 162,713 shares which are held indirectly, sole voting and shared investment power over 38,018 shares which are held indirectly and shared voting and investment power over 3,994,016 shares which are held indirectly.

(6) Total shares beneficially owned by E. Vane McClurg exclude 10,000 shares owned by E. Vane McClurg's wife, as to which he disclaims beneficial ownership.

(7) Includes 18,950 shares of common stock over which James J. Lobinsky has shared voting and investment power.

(8) Includes 56,269,636 shares of common stock (31.10%) in the ESOP over which Hoyt R. Barnett is Trustee as described in note (3) and 7,696,142 shares of common stock (4.25%) in the 401(k) Plan - Publix Stock Fund over which Tina
     P. Johnson is Trustee with sole voting and shared investment power.

(9) Nancy E. Jenkins is co-trustee of a trust which is the record owner of 121,951 shares of common stock over which she has shared voting and investment power. She is the sister of Howard M. Jenkins and Carol Jenkins Barnett, aunt of William E. Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt R. Barnett.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Company are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Company believes that its officers, directors and stockholders complied with the
Section 16 filing requirements except as noted below. A report filed by the following person did not reflect his indirect beneficial ownership of certain shares or changes therein: E. Vane McClurg (one Form 4). Upon learning of the omission, Mr. McClurg promptly filed the necessary report to reflect the required information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2003, the Company purchased approximately $2,244,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins, Carol Jenkins Barnett and Nancy E. Jenkins, aunt of William E. Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt
R. Barnett.

During 2003, the Company paid approximately $457,000 to the law firm of Hahn, McClurg, Watson, Griffith & Bush for legal services. E. Vane McClurg is a director and continues to provide legal services to the Company.

In the opinion of management, the terms of the foregoing transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation Committee members prior to the Annual Meeting of Stockholders on May 13, 2003, who were all directors of the Company during 2003, include: Mark
C. Hollis, Howard M. Jenkins, Chairman and Kelly E. Norton. Howard M. Jenkins is Chairman of the Board of the Company. Subsequent to the Annual Meeting of Stockholders on May 13, 2003, the Compensation Committee consisted of Joan G. Buccino, Sherrill W. Hudson and Kelly E. Norton, Chairman, who were all directors of the Company during 2003. There were no interlocks of the executive officers or directors of the Company serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Company.

During 2003, the Company purchased approximately $2,244,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins, Carol Jenkins Barnett and Nancy E. Jenkins, aunt of William E. Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt
R. Barnett.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has responsibility for reviewing and setting the salary and benefits structure of the Company with respect to its executive officers. The compensation for the named executive officers, including the Chief Executive Officer (CEO), includes a base salary and an incentive bonus.

The factors considered in determining the base salary include: (1) the overall level of responsibility and the relationship to compensation levels of the Company's management, (2) the compensation levels of supermarket chains in the
Company's Peer Group Index, taking into account the size and financial performance of the Company, (3) anticipated competitive operating conditions and
(4) overall economic conditions. Charles H. Jenkins, Jr.'s base salary was increased by approximately 8.7% to $485,825. This increase was heavily influenced by factor (2) above, the compensation levels of supermarket chains in the Company's Peer Group Index, taking into account the size and financial performance of the Company. The most recently available base salaries of the CEOs in the Company's Peer Group Index range from $560,000 to $1,288,000. The lowest CEO base salary is for a supermarket chain with approximately $2 billion in sales. The financial performance of the Company has been significantly better than the performance of these supermarket chains.

Bonuses are paid generally in the year following the year earned. The incentive bonus plan covers approximately 375 management employees. Under the plan, a bonus pool is established using the current fiscal year earnings before income taxes and incentive bonus of the Company as compared with the prior year. This pool is adjusted upward or downward to reflect actual sales results for the fiscal year in comparison to a sales goal. In general, the bonus pool is allocated among the participating management employees, including the named executive officers, according to base compensation paid during the calendar year. The bonuses are earned for employment during the calendar year and an employee must be employed at the end of the calendar year to participate in the bonus. Although the Company has a defined method for calculating the incentive bonus, the Company's Executive Committee retains the right to alter or discontinue the incentive bonus plan at its discretion at any time, for all employees except executive officers. Any changes to the incentive bonus plan for executive officers is at the discretion of the Compensation Committee.

The compensation earned by the executive officers named in the following table ranks at or near the bottom of compensation earned by comparable positions among the peer group supermarket chains included in the performance graphs on pages 11 and 12.

This report is submitted by the following members of the Compensation Committee at the end of 2003:

Joan G. Buccino, Sherrill W. Hudson and Kelly E. Norton, Chairman.

EXECUTIVE COMPENSATION

The following table summarizes the compensation earned by the Company's CEO and the Company's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of 2003 and for services rendered in all capacities to the Company during the years ended 2003, 2002 and 2001:


SUMMARY COMPENSATION TABLE

                                                                                          Long-Term Compensation
                                                                                    ----------------------------------
                                         Annual Compensation                              Awards               Payouts
                                --------------------------------------------------  ----------------------     -------
                                                                           Other
                                                                           Annual   Restricted                            All Other
Name and Principal Position                                                Compen-    Stock       Options/     LTIP       Compen-
( ) Years of Service            Year    Salary     Bonus (1)    Total      sation     Award       SARs(#)      Payouts    sation (2)
------------------------------------------------------------------------------------------------------------------------------------


Charles H. Jenkins, Jr. (34)    2003   $485,825     $58,242   $544,067        -         -            -            -        $19,985
  Chief Executive Officer       2002    447,000      94,790    541,790        -         -            -            -         21,041
  and Director                  2001    413,000      53,093    466,093        -         -            -            -         18,783

William E. Crenshaw (29)        2003   $405,600     $48,624   $454,224        -         -            -            -        $19,985
  President and Director        2002    375,800      79,692    455,492        -         -            -            -         21,041
                                2001    355,400      45,688    401,088        -         -            -            -         18,783

David P. Phillips (19)          2003   $305,000     $36,564   $341,564        -         -            -            -        $19,985
  Chief Financial Officer       2002    254,000      53,863    307,863        -         -            -            -         21,041
  and Treasurer                 2001    233,700      30,043    263,743        -         -            -            -         18,783

Hoyt R. Barnett (35)            2003   $287,625     $34,481   $322,106        -         -            -            -        $19,985
  Vice Chairman and Director    2002    287,625      60,993    348,618        -         -            -            -         21,041
                                2001    287,625      36,975    324,600        -         -            -            -         18,783

James J. Lobinsky (47)          2003   $255,180     $30,592   $285,772        -         -            -            -        $19,985
  Senior Vice President         2002    240,755      51,054    291,809        -         -            -            -         21,041
                                2001    228,300      29,349    257,649        -         -            -            -         18,783


(1) Amounts in this column include bonuses earned in the applicable year but paid in a subsequent year.

(2) Amounts in this column include the Company's contribution to the ESOP and the 401(k) Plan.


OTHER COMPENSATION

The Company has a trusteed, noncontributory defined contribution plan, the ESOP, for the benefit of eligible employees. The amount of the Company's discretionary contribution to the ESOP is determined annually by the Board of Directors and can be made in Company common stock or cash. The Company's contribution to this plan is allocated to all participants on the basis of compensation and the plan does not discriminate, in scope, terms, or operation, in favor of officers or directors of the Company. Amounts earned for 2003, 2002 and 2001 under the plan by the CEO and the four most highly compensated executive officers other than the CEO are listed in the Summary Compensation Table.

The Company has a 401(k) plan for the benefit of eligible employees. The 401(k) plan is a voluntary defined contribution plan. Eligible employees may contribute up to 10% of their eligible annual compensation (8% prior to January 1, 2002), subject to the maximum contribution limits established by Federal law. The Company may make a discretionary annual matching contribution to eligible participants of this plan as determined by the Board of Directors. During 2003, 2002 and 2001, the Board of Directors approved a match of 50% of eligible contributions up to 3% of eligible wages, not to exceed a maximum match of $750 per employee. The match, which is determined as of the last day of the plan year and paid in the subsequent year, is in common stock of the Company.

The Company's group health and dental insurance plans are available to eligible full-time and part-time employees and the group life insurance plan and long-term disability plan are available to eligible full-time employees. These plans do not discriminate, in scope, terms, or operation, in favor of officers or directors of the Company.

All compensation paid to executive officers during 2003, other than cash and compensation pursuant to the plans described above, does not exceed the minimum amounts required to be reported pursuant to the Securities and Exchange Commission rules.

AUDIT COMMITTEE REPORT

At the end of 2003, the Audit Committee of the Company's Board of Directors was comprised of three Board members who were not involved in the current management of the Company. The Audit Committee members are independent as defined by the rules of the New York Stock Exchange.

The roles and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors. A copy of the Charter, as revised on November 10, 2003, is included with this Proxy Statement as Appendix A. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval.

Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America. The Audit Committee monitors and oversees these processes as described in the Audit Committee Charter.

The Audit Committee reviewed and discussed with management and the Company's independent auditors the Company's audited consolidated financial statements for the fiscal year ended December 27, 2003. The Audit Committee also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the auditors the firm's independence.

Based upon the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2003, for filing with the Securities and Exchange Commission.

This report is submitted by the following members of the Audit Committee at the end of 2003: Joan G. Buccino, Sherrill W. Hudson, Chairman and Kelly E. Norton.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG LLP was the Company's independent auditors during 2003. The Audit Committee will make its recommendation to the Board of Directors as to the Company's auditors for 2004 later this year.

Representatives of KPMG LLP will be present at the meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The fees billed by the Company's independent auditors, KPMG LLP, for the indicated services performed during the fiscal years ended December 27, 2003 and December 28, 2002, were as follows:

                                    2003          2002
                                    ----          ----
                                (Amounts are in thousands)


Audit fees (1)                      $336           332
Audit-related fees (2)                23            17
Tax fees (3)                          78           237
All other fees                         -             -
                                    ----           ---
                                    $437           586
                                    ====           ===


Note references are explained on page 11.


(1) Fees for audit services include fees associated with the annual audit of the Company's financial statements, review of the Company's quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2) Fees for audit-related services primarily include fees associated with the annual audit of employee benefit plans.

(3) Fees for tax services include fees associated with tax compliance, tax advice and tax planning.

The Audit Committee has reviewed and discussed the fees paid to KPMG LLP during the last fiscal year for audit and non-audit services and has determined that the provision of the non-audit services are compatible with the firm's independence.

Under its Charter, the Audit Committee must pre-approve all engagements of the Company's independent auditors. At its May 6, 2003 meeting, the Audit Committee adopted an Audit Committee Pre-Approval Policy. The Audit Committee Pre-Approval Policy provides that the Audit Committee is required to pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services will not impair the auditor's independence. The Audit Committee has delegated the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that the need for pre-approval arises between Audit Committee meetings. If the Chairman approves any such engagements, he will report that approval to the Audit Committee at its next meeting. Since May 6, 2003, each new engagement of the independent auditor was approved in accordance with the policy.

PERFORMANCE GRAPHS

The following performance graph sets forth the Company's cumulative total stockholder return during the five years ended December 27, 2003, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (supermarket retail companies)(1). The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 1998 in the Company's common stock and in each of the related indices and assumes reinvestment of dividends.

The Company's common stock is valued as of the end of each fiscal quarter. After the end of a quarter, however, shares continue to be traded at the prior valuation until the new valuation is received. The cumulative total return for the companies represented in the S&P 500 Index and the custom Peer Group Index is based on those companies' calendar year end trading price. Therefore, the Company has provided a performance graph based on the Company's fiscal year end valuation (rather than the trading price at fiscal year end, representing the appraised value as of the prior fiscal quarter). For comparative purposes, additional information is provided based on the fiscal year end trading price of the Company's shares.

COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END VALUATION


              1998        1999        2000       2001        2002        2003
            ------------------------------------------------------------------

PUBLIX      $100.00       97.23      104.87      89.70       84.86      114.73
S&P 500      100.00      121.04      110.02      98.75       75.69       96.48
PEER GROUP   100.00       61.84       79.45      64.76       40.98       46.46



COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END TRADING PRICE


              1998        1999        2000       2001        2002        2003
            ------------------------------------------------------------------

PUBLIX      $100.00      109.05      115.86     101.74       92.50      117.49
S&P 500      100.00      121.04      110.02      98.75       75.69       96.48
PEER GROUP   100.00       61.84       79.45      64.76       40.98       46.46


(1)  Companies  included  in  the  peer  group  are:  A&P,  Albertson's,  Brunos
     (included through December 1999, no longer publicly traded), Delhaize America (formerly Food Lion, included through December 2000, became a part of the Delhaize Group in April 2001), Hannaford Bros. (acquired by Delhaize America in July 2000), Kroger, Safeway, Weis Markets and Winn-Dixie. Peer group companies that have been acquired are included in the performance graphs for all full years prior to their acquisition.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received at the Company's corporate office prior to December 9, 2004, for consideration for inclusion in the Proxy Statement relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

At the date of this Proxy Statement, the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors,

/s/ John A. Attaway, Jr.
------------------------
John A. Attaway, Jr.
Secretary



Lakeland, Florida
March 3, 2004


The Company will provide, free of charge, a copy of its annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 27, 2003, upon the written request of any stockholder of record or beneficial owner as of the close of business on March 3, 2004. Requests for such reports should be directed to John A. Attaway, Jr., Secretary, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida 33802-0407. The above report may also be obtained electronically, free of charge, through the Company's website. The Company's website address is http://www.publix.com/stock.
                                 ---------------------------

AUDIT COMMITTEE CHARTER (Effective November 10, 2003)                 APPENDIX A


PURPOSE

This Audit Committee Charter sets forth the duties and responsibilities of the Audit Committee (the "Committee") of Publix Super Markets, Inc. (the "Company"). The Committee is appointed by the Board of Directors (the "Board") of the Company to assist the Board in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company. This includes assisting the Board in overseeing
o   the integrity of the Company's financial statements
o the adequacy of the Company's system of internal controls, including disclosure controls and procedures
o   the independent auditor's qualifications, independence, and performance
o   the performance of the Company's internal audit function and
o   the Company's compliance with legal and regulatory requirements.

In addition, the Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's proxy statement.

MEMBERSHIP

The Committee is composed of at least three Board members who meet the definition of Independent Director. An Independent Director is a director who meets the independence definition set forth in the Company's Corporate Governance Guidelines.

Committee members are appointed by the Board at its annual organizational meeting to serve a term of one year. The Board appoints the Committee Chairperson.

MEMBER SKILLS AND TRAINING

Committee members shall have
o   an inquiring attitude, objectivity, and sound judgment
o   knowledge of the primary industry in which the Company operates
o a working familiarity with financial statements and basic finance and accounting practices or shall at the time of appointment undertake training for that purpose and
o the ability to understand key business and financial controls and related control processes.

At least one Committee member shall be a financial expert as that term is defined by the rules of the Commission.

All Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside organization.

MEETINGS

The Committee shall meet at least four times annually or as often as necessary to carry out its responsibilities. The Committee Chairperson shall prepare and/or approve an agenda in advance of each meeting. As part of its responsibility to foster open communication, the Committee shall meet with management, internal audit, and the independent auditor in separate sessions to discuss any matters that the Committee or these groups believe should be discussed. In addition, the Committee shall meet quarterly with management, internal audit, and the independent auditor to review the financial information included in the Company's Form 10-Q or Form 10-K and proxy statement prior to their filing. The Committee may request any employees of the Company or any outside advisors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Any meeting may be conducted telephonically.

AUTHORITY

The Committee shall have the authority to engage in any activity, take any action or authorize any investigation appropriate to fulfilling its responsibilities. The Committee shall also have direct access to the internal and independent auditor, in-house and outside counsel and other staff in order to carry out the proper performance of its duties.

CORE RESPONSIBILITIES

The Committee has the following core responsibilities:
o   assessing  the  processes   related  to  the  Company's  risks  and  control
    environment
o   overseeing financial reporting
o   overseeing the independent audit process
o   overseeing the internal audit process and
o   overseeing compliance with legal and regulatory requirements.

To accomplish these, the Committee shall establish and maintain free and open communication between the Board, the independent auditor, internal audit and the management of the Company.

LIMITATIONS

The Committee relies on the expertise and knowledge of management, internal audit, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for determining the Company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles (GAAP). The independent auditor is responsible for auditing the Company's financial statements. While the Committee has the authority and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting audits, determining the Company's financial statements are complete, accurate, and in accordance with GAAP, conducting investigations, or assuring compliance with laws, regulations, and the Company's internal policies, procedures, and controls.

ASSESSING RISKS AND THE CONTROL ENVIRONMENT

The Committee shall fulfill its responsibility for assessing the processes related to the Company's risks and the control environment by performing these activities.

1. Encourage management to foster an atmosphere that supports a strong control environment.
2. Review and assess management's processes for identifying, analyzing, and minimizing significant risks and exposures to the Company.
3. Review with management the significant risks and exposures to the Company and their impact or potential impact on the financial statements.
4. Review with management, internal audit, and the independent auditor the adequacy of the Company's internal control environment and controls in areas representing significant financial and business risk.
5. Review any disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies or material weaknesses in the design or operation of internal controls.
6.  Review and monitor policies of corporate conduct.
7. Review and monitor a process for the receipt, retention, and treatment of complaints received by the Company regarding accounting or auditing matters and for the confidential, anonymous submission by associates of concerns regarding accounting or auditing matters.

OVERSEEING FINANCIAL REPORTING

The  Committee  shall  fulfill  its  responsibility  for  overseeing   financial
reporting by performing these activities.

1. Review and discuss with management, internal audit, and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.
2. Review and discuss with management, internal audit, and the independent auditor the Company's critical accounting policies and practices and the appropriateness of any changes in critical accounting policies and practices.

3. Review with management, internal audit, and the independent auditor the independent auditor's judgments about the quality, not just the acceptability, of the Company's critical accounting policies and practices as applied in its financial reporting. This includes any alternative GAAP treatments that were discussed with management, ramifications of those treatments, the auditor's preferred treatment, and any material written communications with management.
4. Review and assess the appropriateness of significant conflicts of interests and related-party transactions.
5. Review and discuss with management, internal audit, and the independent auditor the effect of applicable regulatory initiatives and accounting pronouncements on the Company.
6. Prior to filing the Company's Form 10-Q with the Commission, review and discuss with management, internal audit, and the independent auditor the Company's quarterly financial information, including the independent auditor's review of the quarterly financial statements, the disclosure assessment process and the Chief Executive Officer and Chief Financial Officer certification of the financial statements.
7. Prior to filing the Company's Form 10-K with the Commission, review and discuss with management, internal audit, and the independent auditor
o the audited financial statements, including disclosures made in management's discussion and analysis
o the Company's Form 10-K and proxy statement, including the audited financial statements, related footnotes, the disclosure assessment process and the Chief Executive Officer and Chief Financial Officer certification of the financial statements
o the independent auditor's audit and related opinion on the financial statements
o the independent auditor's findings and recommendations related to the Company's internal control structure and other related matters and
o other matters to be discussed in accordance with Statement on Auditing Standards No. 61 related to the conduct of the audit.
8. Recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

OVERSEEING THE INDEPENDENT AUDIT PROCESS

The Committee shall have authority for overseeing the independent audit process. The Committee shall fulfill its responsibility for overseeing the independent audit process by performing these activities.

1. Engage the independent auditor who shall report directly to the Committee. The Committee is responsible for selecting the independent auditor, approving the compensation of the independent auditor, evaluating the performance of the independent auditor, and reviewing and approving the discharge of the independent auditor.
2. Evaluate periodically whether the Company should change its independent auditor or audit team personnel.
3. Pre-approve all audit services and permitted non-audit services (including the fees and terms) to be performed for the Company by the independent auditor. The Committee may delegate to one or more members the authority to grant pre-approval of audit services and permitted non-audit services provided the approval is presented to the Committee at its next scheduled meeting.
4. Oversee the work of the independent auditor for the purpose of preparing or issuing an audit report or related work. This includes resolving disagreements between management and the independent auditor regarding financial reporting.
5. Recommend to the Board policies related to the Company hiring current or former employees of the independent auditor who participated in any capacity in the audit of the Company.
6. Review and discuss with management, internal audit, and the independent auditor the rationale for engaging an audit firm other than the principal independent auditor to perform services related to financial reporting.
7. Obtain and review a written report from the independent auditor that describes all relationships between the independent auditor and the Company, including the impact of any disclosed relationship on the auditor's objectivity and independence. The report should include confirmation of the independent auditor's compliance with rotation of appropriate audit personnel as required under the rules of the Commission.

8. Obtain and review a written report from the independent auditor that describes
o   the independent auditor's quality control procedures
o any material issues raised by the most recent internal quality control or peer review of the auditor
o any material issues raised by any inquiry or investigation by governmental or professional authorities within the preceding five years
o   any steps taken to deal with such material issues and
o the impact of any such material issues on the quality of services performed by the independent auditor.
9. Review with management, internal audit, and the independent auditor the scope of the proposed audit, the overall audit plan and the extent of audit services to be provided.
10. Review with management, internal audit, and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

OVERSEEING THE INTERNAL AUDIT PROCESS

The Committee shall fulfill its responsibility for overseeing the internal audit process by performing these activities.

1.  Review  and  concur  in  the  appointment,  replacement,   reassignment,  or
    dismissal of the Chief Internal Auditor.
2.  Review with the Chief Internal Auditor
o   the internal audit department charter
o   the independence and objectivity of the internal auditors
o   the annual audit plan and scope
o   the process used to develop the annual audit plan
o   the internal audit department staffing and
o internal audit's compliance with the Institute of Internal Auditors' (IIA) Standards for the Professional Practice of Internal Auditing.
3.  Review with  internal  audit and  management
o   the status of internal  audit activities
o significant findings and recommendations, including management's responses and the current status of the recommendations
o any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and
o   any changes required in the planned scope of the audit plan.

OVERSEEING COMPLIANCE WITH LEGAL AND REGULATORY REQUIREMENTS

The Committee shall fulfill its responsibility for overseeing compliance with legal and regulatory requirements by performing these activities.

1. Review with in-house counsel any legal or regulatory matters that may have a significant impact on the financial statements and on compliance policies and programs.
2. Receive and review reports from the Company's in-house counsel, or any other appropriate source, providing evidence of a material violation of securities law or breach of fiduciary duty or similar violation by the Company of any applicable law or regulation.

OTHER RESPONSIBILITIES

The Committee shall have the following additional responsibilities.

1. Make regular reports to the Board, including providing minutes of Committee meetings to the Board detailing the Committee's activities, conclusions and recommendations.
2. Periodically review and assess the Committee's performance in carrying out its roles and responsibilities, seeking input from senior management, the Board, and others.
3. Annually review and update the Committee's Charter and recommend any proposed changes to the Board for approval.
4. Ensure the Committee's Charter is published at least every three years as required under the rules of the Commission.

ADDITIONAL RESOURCES

The Committee shall have the right to use reasonable amounts of time of the Company's internal and independent accountants, internal and outside lawyers, and other internal staff and also shall have the right to hire independent experts, lawyers, and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Company's Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants and shall inform the full Board of any such expenditures.

NOMINATING COMMITTEE CHARTER (Effective November 12, 2003)            APPENDIX B


PURPOSE

This Nominating Committee Charter sets forth the duties and responsibilities of the Nominating Committee (the "Committee") of Publix Super Markets, Inc. (the "Company"). The Committee is appointed by the Board of Directors (the "Board") of the Company to assist the Board in fulfilling its responsibilities with respect to membership on the Board.

MEMBERSHIP

The Committee is composed of at least three Board members.

Committee members are appointed by the Board at its annual organizational meeting to serve a term of one year. The Board appoints the Committee Chairperson.

MEETINGS

The Committee shall meet as often as required to carry out its responsibilities. Meetings may be called by the Committee Chairperson or the Chairman of the Board. The Committee may request any employees of the Company or any outside advisors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Any meetings may be conducted telephonically.

o Reports of meetings and actions taken at meetings shall be made by the Committee Chairperson or his or her delegate to the Board at its next regularly scheduled meeting following the Committee meeting or action.

AUTHORITY

In  carrying  out  its  purpose,   the   Committee   shall  have  the  following
responsibilities and authority:

o Evaluate periodically, in conjunction with the Corporate Governance Committee, the desirability of, and recommend to the Board, any changes in the size and composition of the Board.
o Search for, recruit, screen, interview and select, in consultation with the Chairman of the Board and the Chief Executive Officer, candidates for new Directors as necessary to fill vacancies or additional positions on the Board.
o Evaluate the qualifications of incumbent Directors and determine whether to recommend them for re-election to the Board.
o Monitor the orientation and training needs of the Directors and recommend action to the Board, individual Directors, and management where appropriate.

ADDITIONAL RESOURCES

The Committee shall have the right to use reasonable amounts of time of the Company's internal and independent accountants, internal and outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers, and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Company's Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants, and shall inform the Board of any such expenditures.

Your choices are:

o To vote on the issues described on the front of this card,
o To withhold authority to vote your shares.

Once you have made your voting decision on the proxy card:

o Sign and date the card,
o Tear off along perforated line,
o Return in the envelope provided.

Please keep in mind that if we do not receive your voting instructions by May 11, the shares represented by this proxy card will not be voted.

Proxy Cards must be received by May 11, 2004

Your vote is very important to us.




                           PUBLIX SUPER MARKETS, INC.
              PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2004



The undersigned hereby appoints Howard M. Jenkins, Charles H. Jenkins, Jr. and William E. Crenshaw or any of them, as proxies with full power of substitution, to vote all shares of common stock of Publix Super Markets, Inc., which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders, and at any adjournments thereof, on the following matters:

     1. Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Mark C. Hollis, Sherrill W. Hudson, Charles H. Jenkins, Jr., Howard M. Jenkins, E. Vane McClurg and Kelly E. Norton.

        [ ] FOR all nominees listed above (except as to those nominees whose names have been crossed out)

        [ ] AUTHORITY WITHHELD

     2. Other Matters - Unless a line is stricken through this sentence, the proxies named above may, in their discretion, vote the shares represented by this proxy card upon such other matters as may properly come before the Annual Meeting.

The shares represented by this proxy card will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted as specified. If no specification is made, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Company's 2003 Annual Report to Stockholders and (2) the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 3, 2004, relating to the Annual Meeting. The undersigned revokes any proxy previously given for the shares represented by this proxy.

-------------   ---------------------------------   ----------------------------
Date            Signature                           Signature if held jointly

[ ] If you received an annual report for this account and request not to, please mark an (x) in this box. Stockholders with multiple accounts, please leave one proxy card unmarked.

[ ]  I will attend the meeting.

Note: Your signature should appear as your name appears hereon. For shares held in joint names, each joint owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.


Please mark, sign, date and promptly return this proxy card using the enclosed envelope.

              TO THE PARTICIPANTS OF PUBLIX SUPER MARKETS, INC.
                      EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)



Dear ESOP Participant:

The Publix Super Markets, Inc. Annual Meeting of Stockholders is being held on May 11 this year. At the meeting, the Trustee of the ESOP, Hoyt R. Barnett, or his designee, will vote the shares allocated to your ESOP account according to your instructions. You may indicate your instructions on the last page of this booklet, which is the 2004 Notice of Annual Meeting of Stockholders and Proxy Statement.


Your choices are:

o To vote on the issues described on the last page of this booklet,
o To withhold authority to vote your shares.

Once you have made your voting decision on the proxy card:

o Sign and date the card,
o Tear off along perforated line,
o Fold and return through the unmetered mail system. If you did not receive this booklet at a Publix location, please return the card in the envelope provided.

Please keep in mind that if you indicate "AUTHORITY WITHHELD" on the last page of this booklet, the Trustee will not exercise any voting rights for your ESOP shares. If your voting instructions are not received by May 11, the Trustee will vote your ESOP shares at his discretion.


Thank you,

Plan Administrator
Publix Super Markets, Inc.

March 3, 2004


Proxy cards must be received by May 11, 2004

Your vote is very important to us.

Voting card is on the last page of this booklet.

                         REQUEST FOR VOTING INSTRUCTIONS
                             IN CONNECTION WITH THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 2004



The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan (the "ESOP"), with respect to all shares of common stock of Publix Super Markets, Inc. (the "Company") allocated to the ESOP account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOP (the "Account Shares"), requests and instructs Hoyt
R. Barnett, Trustee, or the Trustee's designee, to attend the Annual Meeting of Stockholders of the Company to be held on May 11, 2004, and any adjournments thereof, and to vote all the Account Shares which are entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as follows:

    1. Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Mark C. Hollis, Sherrill W. Hudson, Charles
       H. Jenkins, Jr., Howard M. Jenkins, E. Vane McClurg and Kelly E. Norton.

       [ ] FOR all nominees listed above (except as to those nominees whose names have been crossed out)

       [ ] AUTHORITY WITHHELD

    2. Other Matters - Unless a line is stricken through this sentence, the Trustee (or the Trustee's designee) is directed in such person's discretion to vote the Account Shares upon such other matters as may properly come before the Annual Meeting.

The Account Shares will be voted as directed above if this proxy card is properly executed and timely returned. If no specification is made, or this proxy card is not returned, the shares will be voted at the Trustee's discretion.

The undersigned acknowledges receipt of (1) the Company's 2003 Annual Report to Stockholders and (2) the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 3, 2004, relating to the Annual Meeting. The undersigned revokes any proxy previously given for the Account Shares.



------------------   -------------------------------------------
Date                 Signature

Note: Your signature should appear as your name appears on the reverse side. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

       [ ] I will attend the meeting.


Promptly mark, sign, date, remove card from booklet, fold and return either through the unmetered mail system or in the enclosed envelope.



Return to:
Retirement Department
Publix Corporate Office
Lakeland